                                                                     EXHIBIT D-1

AGL Resources Inc.
Consolidating Statement of Income (a)
For the fiscal year ended September 30, 2000
(Millions)

                                                     AGL Resources                                                 Atlanta Gas Light
                                                     Consolidated        Eliminations    AGL Resources Inc.             Company
                                                  ----------------------------------------------------------------------------------
Operating Revenues                                      $607.4               -                      -                  $438.2
Cost of Sales                                            111.9               -                      -                     2.4
                                                  ----------------------------------------------------------------------------------
Operating Margin                                         495.5               -                      -                   435.8
                                                  ----------------------------------------------------------------------------------
Other Operating Expenses
  Operating and Maintenance                              247.8               -                  (10.7)                  213.5
  Depreciation and Amortization                           83.2               -                    8.8                    65.6
  Taxes Other Than Income                                 26.7               -                    1.9                    19.5
                                                  ----------------------------------------------------------------------------------
    Total Operating Expenses                             357.7               -                      -                   298.6
                                                  ----------------------------------------------------------------------------------
Operating Income                                         137.8               -                      -                   137.2
                                                  ----------------------------------------------------------------------------------
Other Income (Loss)                                       15.1            (7.4)                  (3.5)                    6.8
                                                  ----------------------------------------------------------------------------------
Gain on Propane Transaction                               13.1               -                      -                       -
                                                  ----------------------------------------------------------------------------------
Income Before Interest and Taxes                         166.0            (7.4)                  (3.5)                  144.0
                                                  ----------------------------------------------------------------------------------
Interest Expense and Preferred Stock Dividends
  Interest Expense                                        51.6            (7.2)                   9.1                    44.9
  Preferred Stock Dividend                                 6.1            (0.2)                     -                       -
                                                  ----------------------------------------------------------------------------------
    Total Interest Expense and
      Preferred Stock Dividends                           57.7            (7.4)                   9.1                    44.9
                                                  ----------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                        108.3               -                  (12.6)                   99.1
                                                  ----------------------------------------------------------------------------------
Income Taxes                                              37.2               -                   (3.7)                   35.7
                                                  ----------------------------------------------------------------------------------
Net Income (Loss)                                       $ 71.1               -                  $(8.9)                 $ 63.4
                                                  ==================================================================================

----------
(a) The following entities had no activity during fiscal 2000 and are excluded from this presentation:
    AGL Networks, LLC; Georgia Gas Company; AGL
    Peaking Services, Inc.; and AGL Energy Wise
    Services, Inc.

                              Exhibit D-1, page 1

AGL Resources Inc.
Consolidating Statement of Income (a)
For the fiscal year ended September 30, 2000
(Millions)

                                                 Chattanooga Gas         AGL Energy        Georgia Natural Gas      AGL Investments,
                                                     Company           Services, Inc.            Company                   Inc.
                                               -------------------------------------------------------------------------------------
Operating Revenues                                   $87.0                 $46.8                  $ 0.1                      -
Cost of Sales                                         55.4                  44.8                   (0.2)                     -
                                               -------------------------------------------------------------------------------------
Operating Margin                                      31.6                   2.0                    0.3                      -
                                               -------------------------------------------------------------------------------------
Other Operating Expenses
  Operating and Maintenance                           15.9                   0.1                    0.4                    0.1
  Depreciation and Amortization                        5.4                     -                   (0.1)                     -
  Taxes Other Than Income                              3.9                     -                      -                      -
                                               -------------------------------------------------------------------------------------
    Total Operating Expenses                          25.2                   0.1                    0.3                    0.1
                                               -------------------------------------------------------------------------------------
Operating Income                                       6.4                   1.9                      -                   (0.1)
                                               -------------------------------------------------------------------------------------
Other Income (Loss)                                    0.5                   0.1                    9.3                    0.9
                                               -------------------------------------------------------------------------------------
Gain on Propane Transaction                              -                                            -                      -
                                               -------------------------------------------------------------------------------------
Income Before Interest and Taxes                       6.9                   2.0                    9.3                    0.8
                                               -------------------------------------------------------------------------------------
Interest Expense and Preferred Stock
 Dividends
  Interest Expense                                     0.3                     -                    3.3                      -
  Preferred Stock Dividend                               -                     -                      -                      -
                                               -------------------------------------------------------------------------------------
    Total Interest Expense and
      Preferred Stock Dividends                        0.3                     -                    3.3                      -
                                               -------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                      6.6                   2.0                    6.0                    0.8
                                               -------------------------------------------------------------------------------------
Income Taxes                                           2.5                   0.8                    2.4                    0.3
                                               -------------------------------------------------------------------------------------
Net Income (Loss)                                    $ 4.1                 $ 1.2                  $ 3.6                  $ 0.5
                                               =====================================================================================

----------
(a) The following entities had no activity during fiscal 2000 and are excluded from this presentation:
    AGL Networks, LLC; Georgia Gas Company; AGL
    Peaking Services, Inc.; and AGL Energy Wise
    Services, Inc.

                              Exhibit D-1, page 2

AGL Resources Inc.
Consolidating Statement of Income (a)
For the fiscal year ended September 30, 2000
(Millions)

                                                     AGL Propane                                                       AGL Consumer
                                                    Services, Inc.       AGL Propane, Inc.    Utilipro, Inc.          Services, Inc.
                                                ------------------------------------------------------------------------------------
Operating Revenues                                         -                   $18.6             $ 16.6                   $0.1
Cost of Sales                                              -                     9.5                  -                      -
                                                ------------------------------------------------------------------------------------
Operating Margin                                           -                     9.1               16.6                    0.1
                                                ------------------------------------------------------------------------------------
Other Operating Expenses
  Operating and Maintenance                              0.5                     6.7               21.0                      -
  Depreciation and Amortization                            -                     1.9                1.5                      -
  Taxes Other Than Income                                  -                     0.5                0.9                      -
                                                ------------------------------------------------------------------------------------
    Total Operating Expenses                             0.5                     9.1               23.4                      -
                                                ------------------------------------------------------------------------------------
Operating Income                                        (0.5)                      -               (6.8)                   0.1
                                                ------------------------------------------------------------------------------------
Other Income (Loss)                                      1.1                     0.5                  -                      -
                                                ------------------------------------------------------------------------------------
Gain on Propane Transaction                             13.1                       -                  -                      -
                                                ------------------------------------------------------------------------------------
Income Before Interest and Taxes                        13.7                     0.5               (6.8)                   0.1
                                                ------------------------------------------------------------------------------------
Interest Expense and Preferred Stock
 Dividends
  Interest Expense                                         -                       -                1.2                      -
  Preferred Stock Dividend                                 -                       -                  -                      -
                                                ------------------------------------------------------------------------------------
    Total Interest Expense and
      Preferred Stock Dividends                            -                       -                1.2                      -
                                                ------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes                       13.7                     0.5               (8.0)                   0.1
                                                ------------------------------------------------------------------------------------
Income Taxes                                             2.1                     0.2               (3.1)                     -
                                                ------------------------------------------------------------------------------------
Net Income (Loss)                                      $11.6                   $ 0.3              $(4.9)                  $0.1
                                                ====================================================================================

----------
(a) The following entities had no activity during fiscal 2000 and are excluded from this presentation:
    AGL Networks, LLC; Georgia Gas Company; AGL
    Peaking Services, Inc.; and AGL Energy Wise
    Services, Inc.

                              Exhibit D-1, page 3

AGL Resources Inc.
Consolidating Statement of Income (a)
For the fiscal year ended September 30, 2000
(Millions)

                                                          Trustees
                                                      Investments, Inc.          AGL Capital Trust
                                                   ---------------------      ---------------------
Operating Revenues                                               -                          -
Cost of Sales                                                    -                          -
                                                   ------------------------------------------------
Operating Margin                                                 -                          -
                                                   ------------------------------------------------
Other Operating Expenses
  Operating and Maintenance                                    0.3                          -
  Depreciation and Amortization                                0.1                          -
  Taxes Other Than Income                                        -                          -
                                                   ------------------------------------------------
    Total Operating Expenses                                   0.4                          -
                                                   ------------------------------------------------
Operating Income                                              (0.4)                         -
                                                   ------------------------------------------------
Other Income (Loss)                                            0.5                        6.3
                                                   ------------------------------------------------
Gain on Propane Transaction                                      -                          -
                                                   ------------------------------------------------
Income Before Interest and Taxes                               0.1                        6.3
                                                   ------------------------------------------------
Interest Expense and Preferred Stock Dividends
  Interest Expense                                               -                          -
  Preferred Stock Dividend                                       -                        6.3
                                                   ------------------------------------------------
    Total Interest Expense and
      Preferred Stock Dividends                                  -                        6.3
                                                   ------------------------------------------------
Income (Loss) Before Income Taxes                              0.1                          -
                                                   ------------------------------------------------
Income Taxes                                                     -                          -
                                                   ------------------------------------------------
Net Income (Loss)                                            $ 0.1                          -
                                                   ================================================

----------
(a) The following entities had no activity during fiscal 2000 and are excluded from this presentation:
    AGL Networks, LLC; Georgia Gas Company; AGL
    Peaking Services, Inc.; and AGL Energy Wise
    Services, Inc.

                              Exhibit D-1, page 4